UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2020

WESTERN ASSET

SHORT DURATION

INCOME ETF

WINC

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Income ETF for the twelve-month reporting period ended July 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to either new management and subadvisory agreements that were approved by Fund shareholders or interim management and subadvisory agreements that were approved by the Fund’s board for use while the Fund continues to seek shareholder approval of the new agreements.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	Western Asset Short Duration Income ETF

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2020

Western Asset Short Duration Income ETF	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. Western Asset Short Duration Income ETF (the “Fund”) seeks current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in “investment grade” fixed income securities. Corporate debt securities, including notes, bonds, debentures and commercial paper, are fixed income securities usually issued by businesses to finance their operations. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund may invest in Rule 144A securities. The Fund may also invest in other short-duration fixed income securities, such as floating rate loans and structured debt and in cash or cash equivalents such as money market securities. Securities in which the Fund will invest will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain an effective durationi, of three years or less. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (e.g., BBB-or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, that we judged to be of comparable credit quality. The Fund may also invest up to 15% of its assets in fixed income securities that are below investment grade (e.g., BB+ or lower by S&P or Ba1 or lower by Moody’s). Below investment grade securities are commonly known as “junk bonds” or “high yield securities.”

The Fund may also invest up to 15% of its assets in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), including collateralized debt obligations (“CDOs”). The Fund may use derivatives, from time to time, in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and/or for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sectors. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted mixed results over the twelve-month reporting period ended July 31, 2020. Most spread sectors (non-Treasuries) lagged equal duration Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii, ongoing trade conflicts and a number of geopolitical issues.

Western Asset Short Duration Income ETF 2020 Annual Report	1

Fund overview (cont’d)

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the high for the period — and ended the period at 0.11% — equaling the low for the period. The yield for the ten-year Treasury began the reporting period at 2.02% — the high for the period — and ended the period at 0.55% — equaling the low for the period.

All told, the short duration investment-yield corporate bond market, as measured by the Bloomberg Barclays U.S. Corporate 1-5 Year Indexiii, returned 6.24% for the twelve-month reporting period ended July 31, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period ended July 31, 2020. The Fund’s duration moved from a modestly longer position to a modestly shorter position than that of the benchmark. We increased the Fund’s opportunistic allocation to high-yield corporate bonds and asset-backed securities (“ABS”), while reducing its exposure to emerging markets and collateralized mortgage obligations (“CMO”). Within the investment-grade corporate bond market, we increased the Fund’s exposures to the Financials and Technology sectors, while paring its allocations to the Metals & Mining and Transportation sectors. We adjusted the Fund’s quality exposure by reducing its allocation to BBB-rated bonds and increasing its exposure to AA-rated bonds.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. These positions detracted from performance on a standalone basis. Index swaps (“CDX”), which were used to manage the Fund’s credit exposure and modestly contributed to returns.

Performance review

For the twelve months ended July 31, 2020, Western Asset Short Duration Income ETF generated a 3.52% return on a net asset value (“NAV”)iv basis and 2.96% based on its market pricev per share.

The performance table shows the Fund’s total return for the twelve months ended July 31, 2020 based on its NAV and market price. The Fund’s broad-based market index, the Bloomberg Barclays U.S. Corporate 1 – 5 Year Index, returned 6.24% over the same time frame. The Lipper Short Investment Grade Debt Funds Category Averagevi returned 3.30% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of July 31, 2020 (unaudited)
	6 months	12 months
Western Asset Short Duration Income ETF:
$ 25.52 (NAV)	0.55%	3.52	%*†
$ 25.54 (Market Price)	0.55%	2.96	%*‡
Bloomberg Barclays U.S. Corporate 1 – 5 Year Index	3.20%	6.24%
Lipper Short Investment Grade Debt Funds Category Average	1.41%	3.30%

2	Western Asset Short Duration Income ETF 2020 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically will be based upon the official closing price of the ETF’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (US). Market price performance reported for periods prior to July 1, 2020 will continue to reflect market prices calculated based upon the midpoint between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated November 29, 2019, as revised July 1, 2020, the gross total annual fund operating expense ratio for the Fund was 0.29%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions, at market price, which typically is based upon the official closing price of the ETF’s shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was duration positioning. On average, having a longer duration than that of the benchmark was beneficial as rates moved lower across the yield curve during the reporting period. From a sector positioning perspective, an overweight to the communications sector and underweight to the consumer cyclical sector benefitted returns. Within issue selection, issuer tilts within the banking and technology sectors were the largest contributors to return.

Looking at individual securities, overweight positions in Barclays and Credit Suisse contributed to performance. We have a favorable view on the banking space as loan loss reserves protecting major banks’ capital bases are at all-time highs. In addition, U.S. bank valuations look compelling given our view that: (1) U.S. banks have conservative ratings and

Western Asset Short Duration Income ETF 2020 Annual Report	3

Fund overview (cont’d)

(2) bank spreads could trade tighter than industrials and the Bloomberg Barclays U.S. Credit Index. We continue to favor the big six U.S. banks and brokers, which trade more than 30 basis points behind their U.S. regional peers.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was security selection. In particular, overweight positions in Chesapeake Energy and Oasis Petroleum were negative for results. Investments in the oil and gas exploration and production companies were negative for returns due to the combined forces of the change in the production outlook globally for oil and the reduction in demand due to dramatically slower economic activity.

Having an opportunistic exposure to CMO was a headwind for returns as the sector lagged the benchmark. Elsewhere, an overweight to securities rated BBB detracted from results as these lower-rated bonds underperformed their higher rated counterparts.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “WINC” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Short Duration Income ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 31, 2020

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High-yield securities include greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

4	Western Asset Short Duration Income ETF 2020 Annual Report

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Corporate 1-5 Year Index is an unmanaged index that measures the performance of the investment-grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

iv	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[v]

Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV. For performance reporting purposes for periods including and after July 1, 2020, Market Price typically is calculated using the official closing price of the ETF’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 378 funds for the six-month period and among the 374 funds for the twelve-month period in the Fund’s Lipper category.

Western Asset Short Duration Income ETF 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2020 and July 31, 2019 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration Income ETF 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on February 1, 2020 and held for the six months ended July 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
0.55%	$1,000.00	$1,005.50	0.29%	$1.45	5.00%	$1,000.00	$1,023.42	0.29%	$1.46

[1]	For the six months ended July 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Short Duration Income ETF 2020 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 7/31/20	3.52%
Inception* through 7/31/20	5.69
Cumulative total returns[1]
Inception date of 2/7/19 through 7/31/20	8.51%
Market Price
Average annual total returns[2]
Twelve Months Ended 7/31/20	2.96%
Inception* through 7/31/20	5.74
Cumulative total returns[2]
Inception date of 2/7/19 through 7/31/20	8.60%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically will be based upon the official closing price of the ETF’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (US). Market price performance reported for periods prior to July 1, 2020 will continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is February 7, 2019

8	Western Asset Short Duration Income ETF 2020 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset Short Duration ETF vs. Bloomberg Barclays U.S. Corporate 1-5 Year Index† — February 7, 2019 -July 2020

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Short Duration Income ETF on February 7, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Corporate 1-5 Year Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg Barclays U.S. Corporate 1-5 Year Index (the “Index”) is an unmanaged index that measures the performance of the investment grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Western Asset Short Duration Income ETF 2020 Annual Report	9

Schedule of investments

July 31, 2020

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 86.8%
Communication Services — 6.8%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Senior Notes	3.600%	7/15/25	$150,000	$168,865
Media — 4.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	30,000	31,964
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	50,000	58,056
Comcast Corp., Senior Notes	3.400%	4/1/30	10,000	11,732
Comcast Corp., Senior Notes	3.750%	4/1/40	10,000	12,464
Fox Corp., Senior Notes	5.476%	1/25/39	10,000	13,819
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	180,000	213,267
Total Media				341,302
Wireless Telecommunication Services — 0.2%
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	10,000	12,209	(a)
Total Communication Services				522,376
Consumer Discretionary — 2.6%
Automobiles — 1.1%
General Motors Co., Senior Notes (3 mo. USD LIBOR + 0.900%)	1.210%	9/10/21	10,000	9,966	(b)
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	40,000	41,128
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 1.310%)	1.618%	6/30/22	30,000	29,977	(b)
Total Automobiles				81,071
Hotels, Restaurants & Leisure — 0.3%
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	10,000	9,859
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	20,000	13,200	(a)
Total Hotels, Restaurants & Leisure				23,059
Household Durables — 0.5%
DR Horton Inc., Senior Notes	2.500%	10/15/24	20,000	21,281
Lennar Corp., Senior Notes	8.375%	1/15/21	20,000	20,600
Total Household Durables				41,881
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	1.200%	6/3/27	20,000	20,558
Amazon.com Inc., Senior Notes	2.500%	6/3/50	10,000	10,905
Total Internet & Direct Marketing Retail				31,463

See Notes to Financial Statements.

10	Western Asset Short Duration Income ETF 2020 Annual Report

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.3%
Dollar Tree Inc., Senior Notes	3.700%	5/15/23	$20,000	$21,534
Total Consumer Discretionary				199,008
Consumer Staples — 4.5%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	4.125%	3/25/40	10,000	13,407
Coca-Cola Co., Senior Notes	2.500%	6/1/40	10,000	10,841
Coca-Cola Co., Senior Notes	4.200%	3/25/50	10,000	14,045
Total Beverages				38,293
Food & Staples Retailing — 0.3%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	10,000	10,365
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	10,000	10,351
Total Food & Staples Retailing				20,716
Food Products — 1.3%
Hershey Co., Senior Notes	1.700%	6/1/30	10,000	10,464
Mars Inc., Senior Notes	2.375%	7/16/40	10,000	10,312	(a)
Smithfield Foods Inc., Senior Notes	3.350%	2/1/22	80,000	79,399	(a)
Total Food Products				100,175
Household Products — 0.1%
Clorox Co., Senior Notes	1.800%	5/15/30	10,000	10,413
Tobacco — 2.3%
Altria Group Inc., Senior Notes	3.800%	2/14/24	150,000	164,874
Cargill Inc., Senior Notes	1.375%	7/23/23	10,000	10,230	(a)
Total Tobacco				175,104
Total Consumer Staples				344,701
Energy — 15.1%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	2.920%	3/1/30	10,000	10,052
Oil, Gas & Consumable Fuels — 14.9%
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	10,000	11,116	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	40,000	42,673
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	10,000	10,403
Concho Resources Inc., Senior Notes	4.375%	1/15/25	40,000	41,297
Continental Resources Inc., Senior Notes	4.500%	4/15/23	100,000	100,000
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	30,000	31,155
Dominion Energy Inc., Senior Notes	3.375%	4/1/30	10,000	11,557
Ecopetrol SA, Senior Notes	5.875%	9/18/23	50,000	55,063
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	10,000	10,577
Energy Transfer Operating LP, Senior Notes	4.050%	3/15/25	80,000	84,376
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	50,000	50,646

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2020 Annual Report	11

Schedule of investments (cont’d)

July 31, 2020

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	$10,000	$10,980
EOG Resources Inc., Senior Notes	4.375%	4/15/30	10,000	12,173
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	20,000	23,482
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	10,000	13,420
MEG Energy Corp., Senior Notes	7.125%	2/1/27	20,000	17,800	(a)
MPLX LP, Senior Notes	3.375%	3/15/23	10,000	10,526
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	210,000	197,652
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	10,000	10,457	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	9,850	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	130,000	124,800
Range Resources Corp., Senior Notes	9.250%	2/1/26	30,000	28,950	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	20,000	25,891
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	10,000	10,556	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	10,000	10,912	(a)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	16,000	17,205
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	150,000	158,574
WPX Energy Inc., Senior Notes	4.500%	1/15/30	10,000	9,309
Total Oil, Gas & Consumable Fuels				1,141,418
Total Energy				1,151,470
Financials — 29.8%
Banks — 19.5%
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	10,000	10,122	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	70,000	75,089	(b)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	200,000	235,104	(b)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	10,000	10,101
Citigroup Inc., Senior Notes (5.316% to 3/26/40 then SOFR + 4.548%)	5.316%	3/26/41	30,000	43,287	(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	214,457	(a)(b)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	10,000	14,148
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	80,000	80,936
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	10,000	10,788	(b)
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	60,000	65,351	(b)
Natwest Group PLC, Senior Notes (3 mo. USD LIBOR + 1.470%)	1.862%	5/15/23	260,000	261,245	(b)

See Notes to Financial Statements.

12	Western Asset Short Duration Income ETF 2020 Annual Report

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Svenska Handelsbanken AB, Senior Notes	0.625%	6/30/23	$250,000	$250,631	(a)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then USD 5 year ICE Swap Rate + 4.750%)	5.459%	6/30/35	200,000	206,548	(a)(b)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	10,000	12,280	(b)
Total Banks				1,490,087
Capital Markets — 1.7%
Goldman Sachs Group Inc., Senior Notes	3.800%	3/15/30	10,000	11,721
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	20,000	27,717
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	20,000	21,062	(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	50,000	54,515	(b)
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	10,000	12,362
Total Capital Markets				127,377
Consumer Finance — 0.4%
Synchrony Financial, Senior Notes	2.850%	7/25/22	30,000	30,681
Diversified Financial Services — 6.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.950%	2/1/22	200,000	201,485
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	260,000	274,693
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	40,000	24,900	(a)(c)
Total Diversified Financial Services				501,078
Insurance — 1.7%
American International Group Inc., Senior Notes	2.500%	6/30/25	10,000	10,692
American International Group Inc., Senior Notes	3.400%	6/30/30	10,000	11,208
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	40,000	40,696	(a)
Prudential Financial Inc., Senior Notes	1.500%	3/10/26	10,000	10,340
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	60,000	61,965	(a)
Total Insurance				134,901
Total Financials				2,284,124
Health Care — 5.3%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	2.950%	11/21/26	60,000	66,202	(a)
Health Care Equipment & Supplies — 0.8%
Becton Dickinson and Co., Senior Notes	2.894%	6/6/22	60,000	62,287

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2020 Annual Report	13

Schedule of investments (cont’d)

July 31, 2020

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 3.3%
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	$10,000	$11,170
Centene Corp., Senior Notes	4.750%	1/15/25	10,000	10,363
Centene Corp., Senior Notes	4.625%	12/15/29	10,000	11,153
Centene Corp., Senior Notes	3.375%	2/15/30	40,000	42,350
Cigna Corp., Senior Notes	2.400%	3/15/30	40,000	42,672
Cigna Corp., Senior Notes	3.200%	3/15/40	10,000	11,186
CVS Health Corp., Senior Notes	3.700%	3/9/23	10,000	10,759
CVS Health Corp., Senior Notes	2.625%	8/15/24	30,000	32,259
CVS Health Corp., Senior Notes	4.250%	4/1/50	10,000	12,712
Health Care Service Corp A Mutual Legal Reserve Co., Senior Notes	2.200%	6/1/30	20,000	20,593	(a)
Magellan Health Inc., Senior Notes	4.900%	9/22/24	50,000	50,500
Total Health Care Providers & Services				255,717
Pharmaceuticals — 0.3%
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	20,000	20,551
Total Health Care				404,757
Industrials — 10.1%
Aerospace & Defense — 2.1%
Avolon Holdings Funding Ltd., Senior Notes	3.625%	5/1/22	10,000	9,586	(a)
Avolon Holdings Funding Ltd., Senior Notes	2.875%	2/15/25	10,000	8,595	(a)
Boeing Co., Senior Notes	1.650%	10/30/20	60,000	60,068
Boeing Co., Senior Notes	4.875%	5/1/25	20,000	21,643
General Dynamics Corp., Senior Notes	4.250%	4/1/50	17,000	23,742
Lockheed Martin Corp., Senior Notes	1.850%	6/15/30	10,000	10,575
Raytheon Technologies Corp., Senior Notes	3.125%	7/1/50	20,000	23,098
Total Aerospace & Defense				157,307
Airlines — 3.6%
Continental Airlines 2007-1 Class B Pass-Through Trust	6.903%	4/19/22	129,556	106,934
Continental Airlines Pass-Through Trust	9.798%	4/1/21	11,849	10,847
Delta Air Lines Inc., Senior Notes	2.600%	12/4/20	20,000	19,947
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	20,000	19,932
U.S. Airways Pass-Through Trust	6.750%	6/3/21	32,501	26,850
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	100,000	89,250
Total Airlines				273,760
Building Products — 0.5%
Carrier Global Corp., Senior Notes	2.493%	2/15/27	30,000	31,615	(a)
Lennox International Inc., Senior Notes	1.350%	8/1/25	10,000	10,095
Total Building Products				41,710

See Notes to Financial Statements.

14	Western Asset Short Duration Income ETF 2020 Annual Report

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	2.500%	8/15/24	$30,000	$32,155
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	3.700%	4/15/50	10,000	13,111
Honeywell International Inc., Senior Notes	1.950%	6/1/30	20,000	21,452
Total Industrial Conglomerates				34,563
Machinery — 0.4%
Otis Worldwide Corp., Senior Notes	2.565%	2/15/30	30,000	32,532	(a)
Trading Companies & Distributors — 2.7%
Air Lease Corp., Senior Notes	3.000%	9/15/23	80,000	79,494
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	130,000	123,578	(a)
Total Trading Companies & Distributors				203,072
Total Industrials				775,099
Information Technology — 7.8%
IT Services — 1.6%
Mastercard Inc., Senior Notes	3.300%	3/26/27	10,000	11,530
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	70,000	71,735
PayPal Holdings Inc., Senior Notes	2.400%	10/1/24	20,000	21,446
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	20,000	21,664
Total IT Services				126,375
Semiconductors & Semiconductor Equipment — 3.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	2.650%	1/15/23	20,000	20,835
Broadcom Inc., Senior Notes	5.000%	4/15/30	50,000	59,428	(a)
Broadcom Inc., Senior Notes	4.150%	11/15/30	30,000	33,696	(a)
Lam Research corp., Senior Notes	1.900%	6/15/30	10,000	10,597
Micron Technology Inc., Senior Notes	4.640%	2/6/24	80,000	88,879
NVIDIA Corp., Senior Notes	3.500%	4/1/50	20,000	23,954
NVIDIA Corp., Senior Notes	3.700%	4/1/60	10,000	12,470
NXP BV/NXP FDG/NXP USA Inc., Senior Notes	3.400%	5/1/30	10,000	11,035	(a)
Total Semiconductors & Semiconductor Equipment				260,894
Software — 1.4%
Adobe Inc., Senior Notes	2.150%	2/1/27	30,000	32,635
Adobe Inc., Senior Notes	2.300%	2/1/30	50,000	54,895
Intuit Inc., Senior Notes	0.650%	7/15/23	20,000	20,128
Total Software				107,658
Technology Hardware, Storage & Peripherals — 1.4%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	102,000	104,813	(a)
Total Information Technology				599,740

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2020 Annual Report	15

Schedule of investments (cont’d)

July 31, 2020

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.7%
Metals & Mining — 1.7%
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	$30,000	$34,785
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	80,000	84,495	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	10,000	10,847
Total Materials				130,127
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 1.8%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	100,000	97,547
Simon Property Group LP, Senior Notes	3.500%	9/1/25	20,000	22,026
VICI Properties LP/VICI Note Co. Inc., Senior Notes	4.125%	8/15/30	10,000	10,120	(a)
Welltower Inc., Senior Notes	2.750%	1/15/31	10,000	10,207
Total Real Estate				139,900
Utilities — 1.3%
Electric Utilities — 1.3%
DTE Electric Co., Secured Notes	2.625%	3/1/31	20,000	22,434
Duke Energy Ohio Inc.	2.125%	6/1/30	10,000	10,754
Edison International, Senior Notes	4.950%	4/15/25	10,000	11,123
Exelon Corp., Senior Notes	4.050%	4/15/30	10,000	11,997
Pacific Gas and Electric Co., Secured Bonds	1.750%	6/16/22	20,000	20,074
Pacific Gas and Electric Co., Secured Bonds	2.100%	8/1/27	20,000	19,956
Total Utilities				96,338
Total Corporate Bonds & Notes (Cost — $6,423,226)				6,647,640
Asset-Backed Securities — 7.5%
Halcyon Loan Advisors Funding Ltd., 2017-2A A2 (3 mo. USD LIBOR + 1.700%)	1.973%	1/17/30	250,000	234,114	(a)(b)
Symphony CLO XVIII Ltd., 2016-18A B (3 mo. USD LIBOR + 1.800%)	2.056%	1/23/28	250,000	245,001	(a)(b)
Upgrade Receivables Trust, 2018-1A C	5.170%	11/15/24	100,000	98,748	(a)
Total Asset-Backed Securities (Cost — $597,671)				577,863
Sovereign Bonds — 1.0%
Argentina — 0.8%
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	140,000	61,810	*(d)
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	10,000	11,135
Total Sovereign Bonds (Cost — $137,806)				72,945

See Notes to Financial Statements.

16	Western Asset Short Duration Income ETF 2020 Annual Report

Western Asset Short Duration Income ETF

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 0.5%
U.S. Government Obligations — 0.5%
U.S. Treasury Bonds (Cost — $33,958)	2.000%	2/15/50	$30,000	$36,043
Total Investments before Short-Term Investments (Cost — $7,192,661)				7,334,491

			Shares
Short-Term Investments — 2.4%
BNY Mellon Cash Reserve Fund (Cost — $183,039)	0.010%		183,039	183,039
Total Investments — 98.2% (Cost — $7,375,700)				7,517,530
Other Assets in Excess of Liabilities — 1.8%				137,011
Total Net Assets — 100.0%				$7,654,541

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)	The coupon payment on these securities is currently in default as of July 31, 2020.

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At July 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	9	9/20	$1,986,250	$1,988,860	$2,610
U.S. Treasury 5-Year Notes	20	9/20	2,510,123	2,522,500	12,377
					14,987
Contracts to Sell:
U.S. Treasury 10-Year Notes	2	9/20	277,371	280,156	(2,785)

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2020 Annual Report	17

Schedule of investments (cont’d)

July 31, 2020

Western Asset Short Duration Income ETF

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Long-Term Bonds	9	9/20	$1,601,740	$1,640,532	$(38,792)
U.S. Treasury Ultra Long-Term Bonds	1	9/20	217,217	227,687	(10,470)
					(52,047)
Net unrealized depreciation on open futures contracts					$(37,060)

See Notes to Financial Statements.

18	Western Asset Short Duration Income ETF 2020 Annual Report

Statement of assets and liabilities

July 31, 2020

Assets:
Investments, at value (Cost — $7,375,700)	$7,517,530
Deposits with brokers for open futures contracts	70,024
Interest receivable	66,434
Receivable for securities sold	10,158
Receivable from broker — net variation margin on open futures contracts	2,242
Total Assets	7,666,388

Liabilities:
Payable for securities purchased	9,981
Investment management fee payable	1,866
Total Liabilities	11,847
Total Net Assets	$7,654,541

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	8,405,475
Total distributable earnings (loss)	(750,937)
Total Net Assets	$7,654,541

Shares Outstanding	300,000

Net Asset Value	$25.52

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2020 Annual Report	19

Statement of operations

For the Year Ended July 31, 2020

Investment Income:
Interest	$851,366

Expenses:
Investment management fee (Note 2)	59,685
Net Investment Income	791,681

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(612,800)
Futures contracts	(263,528)
Swap contracts	7,429
Net Realized Loss	(868,899)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(455,577)
Futures contracts	(50,242)
Change in Net Unrealized Appreciation (Depreciation)	(505,819)
Net Loss on Investments, Futures Contracts and Swap Contracts	(1,374,718)
Decrease in Net Assets From Operations	$(583,037)

See Notes to Financial Statements.

20	Western Asset Short Duration Income ETF 2020 Annual Report

Statements of changes in net assets

For the Year Ended July 31, 2020 and the Period Ended July 31, 2019	2020	2019†

Operations:
Net investment income	$791,681	$483,262
Net realized gain (loss)	(868,899)	104,264
Change in net unrealized appreciation (depreciation)	(505,819)	610,589
Increase (Decrease) in Net Assets From Operations	(583,037)	1,198,115

Distributions to Shareholders From (Note 1):
Total distributable earnings	(969,065)	(396,950)
Decrease in Net Assets From Distributions to Shareholders	(969,065)	(396,950)

Fund Share Transactions(Note 5):
Net proceeds from sale of shares (0 and 1,000,000 shares issued, respectively)	—	25,000,000
Cost of shares repurchased (700,000 and 0 shares repurchased, respectively)	(16,594,522)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(16,594,522)	25,000,000
Increase (Decrease) in Net Assets	(18,146,624)	25,801,165

Net Assets:
Beginning of year	25,801,165	—
End of year	$7,654,541	$25,801,165

†	For the period February 7, 2019 (inception date) to July 31, 2019.

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2020 Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2020[1]	2019†,1

Net asset value, beginning of year	$25.80	$25.00

Income (loss) from operations:
Net investment income	0.97	0.48
Net realized and unrealized gain (loss)	(0.10) [2]	0.72
Total income from operations	0.87	1.20

Less distributions from:
Net investment income	(1.04)	(0.40)
Net realized gains	(0.11)	—
Total distributions	(1.15)	(0.40)

Net asset value, end of year	$25.52	$25.80
Total return, based on NAV[3]	3.52%	4.82%

Net assets, end of year (000s)	$7,655	$25,801

Ratios to average net assets:
Gross expenses	0.29%	0.29%[4]
Net expenses	0.29	0.29 [4]
Net investment income	3.85	3.99 [4]

Portfolio turnover rate[5]	72%	54%

†	For the period February 7, 2019 (inception date) to July 31, 2019.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund Shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

22	Western Asset Short Duration Income ETF 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Income ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are

Western Asset Short Duration Income ETF 2020 Annual Report	23

Notes to financial statements (cont’d)

available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

24	Western Asset Short Duration Income ETF 2020 Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$6,647,640	—	$6,647,640
Asset-Backed Securities	—	577,863	—	577,863
Sovereign Bonds	—	72,945	—	72,945
U.S. Government & Agency Obligations	—	36,043	—	36,043
Total Long-Term Investments	—	7,334,491	—	7,334,491
Short-Term Investments†	—	183,039	—	183,039
Total Investments	—	$7,517,530	—	$7,517,530
Other Financial Instruments:
Futures Contracts	$14,987	—	—	$14,987
Total	$14,987	$7,517,530	—	$7,532,517

Western Asset Short Duration Income ETF 2020 Annual Report	25

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$52,047	—	—	$52,047

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of

26	Western Asset Short Duration Income ETF 2020 Annual Report

Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2020, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended July 31, 2020, see Note 4.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Short Duration Income ETF 2020 Annual Report	27

Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

28	Western Asset Short Duration Income ETF 2020 Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend

Western Asset Short Duration Income ETF 2020 Annual Report	29

Notes to financial statements (cont’d)

date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), is the Fund’s subadviser and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

30	Western Asset Short Duration Income ETF 2020 Annual Report

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.29% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Western Asset monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended July 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$12,046,379	$1,952,439
Sales	28,382,911	2,572,391

During the year ended July 31, 2020, there were no in-kind transactions (Note 5).

Western Asset Short Duration Income ETF 2020 Annual Report	31

Notes to financial statements (cont’d)

At July 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$7,376,980	$316,535	$(175,985)	$140,550
Futures contracts	—	14,987	(52,047)	(37,060)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$14,987

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$52,047

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(263,528)	—	$(263,528)
Swap contracts	—	$7,429	7,429
Total	$(263,528)	$7,429	$(256,099)

32	Western Asset Short Duration Income ETF 2020 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(50,242)

During the year ended July 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$25,368,420
Futures contracts (to sell)	8,754,252

Average Notional Balance
Credit default swap contracts (to sell protection)	$47,692

5. Fund share transactions

At July 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 100,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended July 31, 2020, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$969,065	$396,950

As of July 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$36,641
Deferred capital losses*	(926,060)
Other book/tax temporary differences(a)	34,992
Unrealized appreciation (depreciation)(b)	103,490
Total distributable earnings (loss) — net	$(750,937)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

Western Asset Short Duration Income ETF 2020 Annual Report	33

Notes to financial statements (cont’d)

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contacts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales

7. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

34	Western Asset Short Duration Income ETF 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Western Asset Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration Income ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended July 31, 2020 and for the period February 7, 2019 (commencement of operations) through July 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year ended July 31, 2020, and the changes in its net assets and the financial highlights for the year ended July 31, 2020 and for the period February 7, 2019 (commencement of operations) through July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Short Duration Income ETF 2020 Annual Report	35

Board approval of new management and new subadvisory agreements (unaudited)

Legg Mason ETF Investment Trust

— Western Asset Short Duration Income ETF

At a meeting of the Trust’s Board of Trustees held on April 7, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Trust, approved new management and investment advisory agreements to take effect, subject to shareholder approval, upon the sale of Legg Mason, Inc. to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.1 The agreements were a new management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, a new sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset”) provides day-to-day management of the Fund’s portfolio, and new sub-sub-advisory agreements pursuant to which Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd in Singapore (“Western Asset Singapore” and collectively with Western Asset, Western Asset London and Western Asset Japan, the “Subadvisers”) provide certain sub-sub-advisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. (The new management agreement, the new sub-advisory agreement and the new sub-sub-advisory agreements are collectively referred to as the “New Agreements.”) The prior management agreement, prior sub-advisory agreement and prior sub-sub-advisory agreements are collectively referred to as the “Prior Agreements.” The New Agreements are identical to the Prior Agreements, except for the dates of execution, effectiveness and termination.

The sale of Legg Mason, Inc. to Franklin Resources, Inc. (referred to herein as the “Transaction”) was consummated on July 31, 2020. The Manager and the Subadvisers, each a wholly-owned subsidiary of Legg Mason, Inc., became indirect wholly-owned subsidiaries of Franklin Templeton. The sale resulted in what is commonly called a “change of control” of Legg Mason and caused the Prior Agreements to terminate in accordance with applicable law.

The Board also approved an interim management agreement with the Manager and interim sub-advisory agreements between the Manager and the Subadvisers that would have taken effect in the event shareholders had not approved the New Agreements before the

[1]

The meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

36	Western Asset Short Duration Income ETF

Transaction was completed to allow the Manager and the Subadvisers to continue providing services to the Fund while shareholder approval of the New Agreements continued to be sought. (The interim management agreement and interim sub-advisory agreements are collectively referred to as the “Interim Agreements.”) The terms of the Interim Agreements were identical to those of the Prior Agreements, except for the term and certain escrow provisions. At a meeting held on July 14, 2020, shareholders of the Fund approved the New Agreements.

At a telephonic meeting of the Trust’s Board of Trustees held on March 9, 2020, the Trustees discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

At the March and April meetings, the Independent Trustees considered, among other things, the anticipated impact of the Transaction on the Fund and its shareholders. To assist the Independent Trustees in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information with respect to the Fund and the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of Franklin Templeton, Legg Mason, the Manager and the Subadvisers. The Independent Trustees requested and received information from Legg Mason and Franklin Templeton they deemed reasonably necessary for their review of the New Agreements. Included was information about the Transaction, distribution arrangements, Franklin Templeton’s business plan and other anticipated impacts of the Transaction on the Fund and its shareholders. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Following their review of this information, the Independent Trustees requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in portions of the meetings and addressed various questions raised by the Independent Trustees.

Western Asset Short Duration Income ETF	37

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

In voting to approve the New Agreements, the Independent Trustees considered whether the approval of the New Agreements would be in the best interests of the Fund and its shareholders. The Trustees’ evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the initial approval of the Prior Agreements for a two-year period at in-person meetings held in November 2018 and at other subsequent Board meetings.

Among other things, the Trustees considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager and Subadvisers, including compliance and other non-advisory services, and represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)	that Franklin Templeton and Legg Mason informed the Board regarding initial transition plans and that they are instituting long-term retention arrangements for key personnel;

(v)	that Franklin Templeton informed the Board that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution;

(vi)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vii)

that Franklin Templeton informed the Board that it has no present intention to alter currently effective expense waivers and reimbursement arrangements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(viii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(ix)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

38	Western Asset Short Duration Income ETF

(x)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expenses by spreading expenses over a larger asset base;

(xi)

that Franklin Templeton and Legg Mason will each derive direct and ancillary benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii)	the fact that the Fund’s contractual management fee rate will remain the same and will not increase by virtue of the New Agreements;

(xiii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiv)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xv)

that at the November 2018 meeting, the Board conducted a full review of the investment advisory and distribution arrangements for the Fund and approved the Prior Agreements in accordance with the provisions of the Investment Company Act of 1940, as amended. Without any one factor being dispositive, in approving the Prior Agreements, the Board determined, in the exercise of the Trustees’ business judgment, that: (a) overall, the Board was satisfied with the nature, extent and quality of services to be provided (and expected to be provided) under the respective Current Agreement by the Manager and Subadvisers and their affiliates; (b) the Trustees noted the reputation and experience of the Manager and the Subadvisers, as well as the respective portfolio managers’ experience in managing similar funds and accounts; (c) the Fund’s management fees and cost structure are reasonable in light of the comparative performance and expense information and in relation to the services expected to be provided; (d) because the Fund had not commenced operations and the Manager and the Subadvisers were newly-appointed, the Trustees could not consider the profitability of the Manager and the Subadvisers and their affiliates in providing services to the Fund as a factor in evaluating the Prior Agreements during the meeting; and (e) the ancillary benefits that the Manager and Subadvisers and their affiliates expected to receive were considered reasonable;

(xvi)	that the Prior Agreements were considered and approved for an initial two-year term in November 2018;

Western Asset Short Duration Income ETF	39

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xvii)

that the Fund would not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated; and

(xviii)

that under the definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act of 1940, as amended, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any investment adviser for the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the Investment Company Act of 1940, as amended, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The discussion below covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-advisory Agreements for the Fund. The Independent Trustees considered the New Management Agreement and the New Sub-advisory Agreements separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadvisers in providing services to the Fund.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Trustees discussed the Transaction and the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadvisers for the Fund were present.

40	Western Asset Short Duration Income ETF

Nature, Extent and Quality of the Services to be provided to the Fund under the New Management Agreement and New Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Prior Agreements. In evaluating the nature, extent and quality of the services expected to be provided to the Fund by the Manager and the Subadvisers under the New Management Agreement and New Sub-advisory Agreements, respectively, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager and the Subadvisers, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders by the Manager and the Subadvisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board considered information Franklin Templeton and Legg Mason provided regarding initial transition plans and the institution of long-term retention arrangements for key personnel. The Board considered that Franklin Templeton informed the Boards that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries, its business and operating structure, scale of operation, distribution capabilities, and leadership, as well as the combined financial resources of Legg Mason, Inc. and Franklin Templeton and the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers and the quality of the Manager’s administrative and other services rendered to the Fund and its shareholders by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board observed that the scope of services provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board received and reviewed on a regular basis information from the Manager and the

Western Asset Short Duration Income ETF	41

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, including those specific to the Fund’s operation as an exchange-traded fund, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadvisers.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund (including policies and practices regarding soft dollars and brokerage allocation), and Franklin Templeton’s representations that the brokerage practices and standards applied by the Manager and Subadvisers in seeking best execution will continue.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of institutional actively managed exchange-traded short investment-grade debt funds (the “Performance Group”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Group. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In addition, the Trustees noted the limited period and number of comparable exchange-traded funds for which performance data was available. The Trustees also noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar exchange-traded funds and benchmark performance indices. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of the Performance Group was for the period since the Fund’s inception (February 7, 2019) through December 31, 2019. The Fund performed better than the median performance of the funds in the Performance Group for the period. The Board also reviewed performance information provided by the Manager for periods ended February 29, 2020 and March 31, 2020.

*  *  *  *  *  *

42	Western Asset Short Duration Income ETF

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, Inc., the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by the Manager and the Subadvisers and that the Transaction was not expected to have an adverse effect on the ability of the Manager and the Subadvisers to provide those services, and the Board concluded that, overall, the nature, extent and quality of services, including portfolio management, expected to be provided under the New Agreements for the Fund were sufficient and supported a decision to approve each New Agreement.

Management Fees and Expense Ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio in connection with the initial approval of the Prior Agreements at the November 2018 contract meeting. The Board noted that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fee.

The Board reviewed and considered the contractual management fee rate (the “Actual Management Fee”) paid by the Fund to the Manager over the Fund’s last fiscal year in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Subadvisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Subadvisers. The Board also noted that the Manager pays all fund expenses, other than the Actual Management Fee and certain other expenses. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts.

The Board reviewed information regarding the scope of services provided to the Fund by the Manager and its affiliates, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadvisers.

Additionally, the Board received and considered information comparing the Fund’s Actual Management Fee and the Fund’s overall expense ratio with those of the same group of institutional actively managed exchange-traded short investment-grade debt funds selected by Broadridge as the Performance Group for the Fund (the “Expense Group”), and the Fund’s

Western Asset Short Duration Income ETF	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

overall expense ratio with a broader group of funds selected by Broadridge consisting of all institutional actively managed exchange-traded short investment-grade debt funds (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. This information showed that the Fund’s Actual Management Fee was at the median of management fees paid by the funds in the Expense Group, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

In evaluating the costs of the services to be provided by the Manager and the Subadvisers under the New Agreements, the Trustees considered, among other things, whether management fees would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Manager Profitability and Economies of Scale

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board also received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Fund’s Management Agreement did not provide for any breakpoints in the Fund’s Actual Management Fee to the extent the assets of the Fund increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources (e.g., enhanced cyber security oversight, enhanced risk management oversight, etc.).

The Trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds in the Legg Mason fund complex resulting from enhanced distribution capabilities. However, they noted that other factors could also affect

44	Western Asset Short Duration Income ETF

profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the profitability of the Manager and its affiliates in providing services to the Fund, nor to quantify any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

*  *  *  *  *  *

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services expected to be provided to the Fund under the New Agreements after the Transaction.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Subadvisers, as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates receive were reasonable. In evaluating the fall-out benefits to be received by the Manager and the Subadvisers under the New Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Prior Agreements.

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. Such ancillary benefits were considered reasonable.

*  *  *  *  *  *

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the New Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

Western Asset Short Duration Income ETF	45

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment adviser; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	11,482,178.774	556,077.986	1,355,558.682	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	11,445,124.987	570,040.936	1,378,649.519	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	11,439,092.446	576,073.477	1,378,649.519	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Ltd	11,439,092.446	576,073.477	1,378,649.519	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	11,447,203.613	576,073.471	1,370,538.358	0

46	Western Asset Short Duration Income ETF

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Income ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Fund’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Western Asset Short Duration Income ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

48	Western Asset Short Duration Income ETF

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Western Asset Short Duration Income ETF	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	148
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

50	Western Asset Short Duration Income ETF

Additional Officers (cont’d)

Susan Kerr

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investors Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Legg Mason

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Short Duration Income ETF	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci**

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

52	Western Asset Short Duration Income ETF

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration Income ETF	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2020:

Record date:	12/27/2019
Payable date:	12/31/2019
Qualified Short-Term Capital Gain Dividend	$0.1050

The following information is applicable to non U.S. resident shareholders:

100% of the Qualified Short-Term Capital Gain Dividend paid by the Fund is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

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Western Asset

Short Duration Income ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration Income ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset Short Duration Income ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Income ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF542460 9/20 SR20-3970

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2019 and July 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000 in July 31, 2019 and $45,000 in July 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2019 and $0 in July 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2019 and $0 in July 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in July 31, 2019 and $0 in July 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2019 and July 31, 2020; Tax Fees were 100% and 100% for July 31, 2019 and July 31, 2020; and Other Fees were 100% and 100% for July 31, 2019 and July 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $463,523 in July 31, 2019 and $1,051,186 in July 31, 2020.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross
Susan M. Heilborn
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 22, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 22, 2020